AT&T Inc. Selected Segment Results
Dollars in millions, except ARPU
Unaudited

Communications Segment	3/31/19	6/30/19	9/30/19	12/31/19	3/31/20	6/30/20	9/30/20	12/31/20

Operating Revenues
Mobility	$17,363	$17,292	$17,701	$18,700	$17,402	$17,149	$17,894	$20,119
Business Wireline	6,418	6,536	6,426	6,521	6,266	6,305	6,261	6,251
Consumer Wireline	3,256	3,338	3,257	3,161	3,111	3,051	3,040	3,116
Total Operating Revenues	27,037	27,166	27,384	28,382	26,779	26,505	27,195	29,486

Operating Expenses
Operations and support	15,990	15,346	15,915	17,044	15,335	14,974	16,063	19,064
Depreciation and amortization	3,925	3,943	3,993	3,998	4,043	4,043	4,068	4,062
Total Operating Expenses	19,915	19,289	19,908	21,042	19,378	19,017	20,131	23,126
Operating Income	$7,122	$7,877	$7,476	$7,340	$7,401	$7,488	$7,064	$6,360

Operating Income Margin	26.3%	29.0%	27.3%	25.9%	27.6%	28.3%	26.0%	21.6%

Mobility [1]	3/31/19	6/30/19	9/30/19	12/31/19	3/31/20	6/30/20	9/30/20	12/31/20

Operating Revenues
Service	$13,629	$13,824	$13,930	$13,948	$13,968	$13,669	$13,883	$14,022
Equipment	3,734	3,468	3,771	4,752	3,434	3,480	4,011	6,097
Total Operating Revenues	17,363	17,292	17,701	18,700	17,402	17,149	17,894	20,119

Operating Expenses
Operations and support	10,041	9,522	9,948	11,170	9,569	9,332	10,182	13,023
Depreciation and amortization	2,013	2,003	2,011	2,027	2,045	2,012	2,021	2,008
Total Operating Expenses	12,054	11,525	11,959	13,197	11,614	11,344	12,203	15,031
Operating Income	$5,309	$5,767	$5,742	$5,503	$5,788	$5,805	$5,691	$5,088

Operating Income Margin	30.6%	33.4%	32.4%	29.4%	33.3%	33.9%	31.8%	25.3%

1 As reported for the quarter ended December 31, 2020

Business Wireline	3/31/19	6/30/19	9/30/19	12/31/19	3/31/20	6/30/20	9/30/20	12/31/20

Operating Revenues
Service	$6,259	$6,358	$6,227	$6,272	$6,091	$6,101	$6,079	$6,042
Equipment	159	178	199	249	175	204	182	209
Total Operating Revenues	6,418	6,536	6,426	6,521	6,266	6,305	6,261	6,251

Operating Expenses
Operations and support	3,976	3,907	3,953	4,003	3,887	3,714	3,764	3,938
Depreciation and amortization	1,203	1,225	1,252	1,245	1,286	1,301	1,313	1,316
Total Operating Expenses	5,179	5,132	5,205	5,248	5,173	5,015	5,077	5,254
Operating Income	$1,239	$1,404	$1,221	$1,273	$1,093	$1,290	$1,184	$997

Operating Income Margin	19.3%	21.5%	19.0%	19.5%	17.4%	20.5%	18.9%	15.9%

Consumer Wireline	3/31/19	6/30/19	9/30/19	12/31/19	3/31/20	6/30/20	9/30/20	12/31/20

Operating Revenues
High-speed internet	$2,070	$2,109	$2,117	$2,107	$2,109	$2,092	$2,128	$2,205
Legacy voice and data services	683	658	628	604	581	560	538	534
Other service and equipment	503	571	512	450	421	399	374	377
Total Operating Revenues	3,256	3,338	3,257	3,161	3,111	3,051	3,040	3,116

Operating Expenses
Operations and support	1,973	1,917	2,014	1,871	1,879	1,928	2,117	2,103
Depreciation and amortization	709	715	730	726	712	730	734	738
Total Operating Expenses	2,682	2,632	2,744	2,597	2,591	2,658	2,851	2,841
Operating Income	$574	$706	$513	$564	$520	$393	$189	$275

Operating Income Margin	17.6%	21.2%	15.8%	17.8%	16.7%	12.9%	6.2%	8.8%

WarnerMedia Segment	3/31/19	6/30/19	9/30/19	12/31/19	3/31/20	6/30/20	9/30/20	12/31/20

Segment Operating Revenues
Basic Networks	$3,443	$3,410	$3,007	$3,262	$3,162	$2,988	$3,176	$3,242
Direct-to-Consumer (DTC)	1,510	1,716	1,819	1,704	1,497	1,627	1,781	1,903
Theatrical, TV Content and Games Licensing	3,518	3,389	3,333	4,118	3,240	3,256	2,411	3,247
Other	461	534	548	688	536	397	538	798
Eliminations	(185)	(272)	(425)	(319)	(670)	(1,540)	(511)	(636)
Total Segment Operating Revenues	8,747	8,777	8,282	9,453	7,765	6,728	7,395	8,554

Segment Operating Expenses
Direct Costs
Basic Networks	1,840	1,954	1,153	1,598	1,451	1,090	1,817	1,490
Direct-to-Consumer (DTC)	789	999	960	1,076	911	1,361	1,551	1,629
Theatrical, TV Content and Games Licensing	2,430	2,492	2,261	2,823	2,346	2,233	1,600	2,057
General and administrative	1,080	1,014	1,031	1,092	1,222	917	914	1,136
Other	122	130	141	163	161	106	109	140
Eliminations	(172)	(213)	(287)	(304)	(486)	(1,051)	(508)	(617)
Depreciation and amortization	155	102	163	169	161	164	169	177
Total Segment Operating Expenses	6,244	6,478	5,422	6,617	5,766	4,820	5,652	6,012
Segment Operating Income	2,503	2,299	2,860	2,836	1,999	1,908	1,743	2,542
Equity in Net Income (Loss) of Affiliates	67	55	16	23	15	4	12	(13)
Segment Contribution	$2,570	$2,354	$2,876	$2,859	$2,014	$1,912	$1,755	$2,529

Segment Operating Income Margin	28.6%	26.2%	34.5%	30.0%	25.7%	28.4%	23.6%	29.7%
Total Programming and Production Costs	$3,586	$3,654	$2,882	$3,826	$3,082	$2,375	$3,180	$3,040

Basic Networks	3/31/19	6/30/19	9/30/19	12/31/19	3/31/20	6/30/20	9/30/20	12/31/20

Operating Revenues
Subscription	$1,965	$1,943	$1,927	$1,901	$2,049	$1,804	$1,840	$1,920
Advertising	1,261	1,266	913	1,126	957	796	1,077	1,111
Content and other	217	201	167	235	156	388	259	211
Total Operating Revenues	$3,443	$3,410	$3,007	$3,262	$3,162	$2,988	$3,176	$3,242

Direct Costs
Programming costs	$1,445	$1,533	$795	$1,234	$1,104	$700	$1,511	$1,118
Marketing	160	158	117	140	131	125	128	134
Other	235	263	241	224	216	265	178	238
Total Direct Costs	$1,840	$1,954	$1,153	$1,598	$1,451	$1,090	$1,817	$1,490

Direct-to-Consumer (DTC)	3/31/19	6/30/19	9/30/19	12/31/19	3/31/20	6/30/20	9/30/20	12/31/20

Operating Revenues
Subscription	$1,334	$1,516	$1,533	$1,431	$1,338	$1,441	$1,624	$1,687
Content and other	176	200	286	273	159	186	157	216
Total Operating Revenues	$1,510	$1,716	$1,819	$1,704	$1,497	$1,627	$1,781	$1,903

Direct Costs
Programming costs	$482	$606	$622	$648	$585	$806	$966	$899
Marketing	119	160	113	184	95	266	307	428
Other	188	233	225	244	231	289	278	302
Total Direct Costs	$789	$999	$960	$1,076	$911	$1,361	$1,551	$1,629

Total Subscribers (HBO Max + HBO)				54,662	53,841	55,576	56,894	60,613
Domestic [1]				34,587	33,096	36,347	38,033	41,528
HBO Max - Wholesale				—	—	23,594	25,106	30,785
HBO Max - Retail				—	—	2,975	3,625	6,880
HBO				30,331	28,829	5,918	5,614	197
HBO Commercial				4,256	4,267	3,860	3,688	3,666
International [2]				20,075	20,745	19,229	18,861	19,085

ARPU
Domestic [3]				$11.95	$12.32	$11.69	$11.43	$11.46

[1] Domestic HBO Max and HBO Subscribers include the following categories: (1) HBO Max – Wholesale: domestic accounts that have access to HBO Max through a wholesale distributor (including AT&T’s video, broadband and mobility businesses) including wholesale subscribers that may not have signed in (2) HBO Max – Retail: domestic accounts that have access to HBO Max and are billed directly by WarnerMedia or by a third party via in-app purchase, (3) HBO: domestic accounts that do not have access to HBO Max, and (4) HBO Commercial: domestic accounts that do not have access to HBO Max and are billed on a bulk basis (e.g., hotels, etc.). Domestic HBO Max and HBO Subscribers do not include free trials or Cinemax subscribers.

[2] International HBO Subscribers include HBO premium pay TV and SVOD service subscribers and exclude free trials, and basic and Cinemax subscribers.
[3] Domestic ARPU is defined as Domestic HBO Max and HBO Subscriber revenues during the period divided by average Domestic HBO Max and HBO Subscribers during the period, excluding HBO Commercial revenues and subscribers.

Theatrical, TV Content and Games Licensing	3/31/19	6/30/19	9/30/19	12/31/19	3/31/20	6/30/20	9/30/20	12/31/20

Operating Revenues
Theatrical product	$1,506	$1,527	$1,375	$1,570	$1,106	$1,029	$1,068	$1,186
Television product	1,613	1,310	1,461	1,983	1,769	1,876	960	1,566
Games and other	399	552	497	565	365	351	383	495
Total Operating Revenues	$3,518	$3,389	$3,333	$4,118	$3,240	$3,256	$2,411	$3,247

Direct Costs
Film and TV Production Costs	$1,746	$1,626	$1,618	$2,103	$1,824	$1,893	$1,176	$1,592
Marketing	425	543	400	427	300	153	219	215
Other	259	323	243	293	222	187	205	250
Total Direct Costs	$2,430	$2,492	$2,261	$2,823	$2,346	$2,233	$1,600	$2,057

Video (included in Corp & Other)	3/31/19	6/30/19	9/30/19	12/31/19	3/31/20	6/30/20	9/30/20	12/31/20

Operating Revenues
Service	$8,075	$8,032	$7,942	$8,074	$7,397	$6,979	$6,965	$7,124
Equipment	—	—	—	1	10	42	49	44
Total Operating Revenues	$8,075	$8,032	$7,942	$8,075	$7,407	$7,021	$7,014	$7,168

Operating Expenses
Operations and support	6,557	6,606	6,787	7,325	6,020	5,809	5,887	6,458
Depreciation and amortization	630	640	602	589	591	593	557	521
Total Operating Expenses	7,187	7,246	7,389	7,914	6,611	6,402	6,444	6,979
Operating Income	$888	$786	$553	$161	$796	$619	$570	$189

Operating Income Margin	11.0%	9.8%	7.0%	2.0%	10.7%	8.8%	8.1%	2.6%